SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  24 September 2014

VISION INDUSTRIES CORP.
---------------------------
(Exact name of registrant as specified in its charter)

FLORIDA	000-53315	14-1908451
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2230 E. Artesia Blvd.
Long Beach, California 90805
(Address of Principal Executive Offices)

(310) 454-5658
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03                      Bankruptcy or Receivership

On 24 September 2014 Vision Industries Corp. (the “Company”) filed a voluntary petition in the United States Bankruptcy Court for the Central District of California (the “Bankruptcy Court”), Case No. 2:14-bk-28225, seeking relief under the provisions of Chapter 11 of Title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”). The Company remains in possession of its assets and continues to operate its business as a debtor-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.

Item 8.01                      Other Events

On September 24, 2014, the Company issued a press release announcing the filing of a voluntary petition seeking relief under the Bankruptcy. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

Number               Description
99.1	Press Release Dated 24 September 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISION INDUSTRIES CORP.

By: /s/ Jerome Torresyap
Title: President
Dated: 24 September 2014